UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Harris Goldblat

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	March 31, 2024

ClearBridge ETFs

ClearBridge All Cap Growth

ESG ETF

ClearBridge Dividend Strategy

ESG ETF

ClearBridge Large Cap Growth ESG ETF

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank).

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	ClearBridge ETFs

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge All Cap Growth ESG ETF, ClearBridge Dividend Strategy ESG ETF and ClearBridge Large Cap Growth ESG ETF for the twelve-month reporting period ended March 31, 2024. Please read on for a detailed look at prevailing economic and market conditions during the Funds’ reporting period and to learn how those conditions have affected each Fund’s performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Patrick O’Connor

President and Chief Executive Officer - Investment Management

April 30, 2024

ClearBridge ETFs	III

Funds overview

ClearBridge All Cap Growth ESG ETF

At a meeting held on February 29, 2024, the Board of Trustees of the Trust (the “Board”) approved the reorganization of the ClearBridge All Cap Growth ESG ETF (the “All Cap Fund”), a series of Legg Mason ETF Investment Trust (the “Trust”), into the ClearBridge Large Cap Growth ESG ETF (the “Large Cap Fund”), also a series of the Trust. The reorganization of the All Cap Fund will consist of (1) the transfer of substantially all of the All Cap Fund’s assets (net of any liabilities) to the Large Cap Fund in exchange solely for shares of the Large Cap Fund and cash in lieu of fractional shares, if any; and (2) the distribution of the Large Cap Fund shares to the All Cap Fund shareholders and cash in lieu of fractional shares, if any, in complete liquidation of the All Cap Fund. It is anticipated that in the second quarter of 2024, shareholders of the All Cap Fund will receive a Combined Prospectus/Information Statement detailing the reasons for, and other matters relating to, the reorganization. The reorganization does not require the approval of shareholders. The transaction is currently expected to be completed on or about June 14, 2024.

Q. What is the Fund’s investment strategy?

A. The ClearBridge All Cap Growth ESG ETF (the “Fund”) seeks to achieve long-term capital appreciation. The Fund seeks to invest in a diversified portfolio of large, medium and small capitalization stocks that have the potential for above-average long-term earnings and/or cash flow growth and meet its financial and environmental, social and governance (“ESG”) criteria. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that meet its financial and ESG criteria.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Equities delivered positive returns during the period, with the S&P 500® Index advancing 29.88%.i The benchmark Russell 3000® Growth Index surged 37.95%, outperforming the Russell 3000® Value Index (+20.18%) by over 1,700 basis points.ii Resilient corporate earnings among mega cap growth stocks and investor enthusiasm about the potential for artificial intelligence (AI) led to outsized returns by the communication services (+58.72%), information technology (IT) (+48.37%) and consumer discretionary (+32.08%) sectors. A broadening of market leadership later in the period enabled cyclical sectors including financials (+30.55%), materials (+29.17%) and industrials (+27.86%) to also deliver strong performance while the defensive health care sector (+26.17%) also saw a nice rebound. While the Federal Reserve appears done with its tightening cycle, the lagged effects of higher interest rates and a scaling back of calls for rate cuts until later in the year weighed on income-oriented sectors such as consumer staples (+13.14%) and real estate (+7.0%).

Initial signs of progress in the Federal Reserve’s efforts to tame generationally high inflation supported equities in the second quarter of 2023 as investors took cooling inflation to mean the Federal Reserve’s tightening cycle was nearing its conclusion. Simultaneously, enthusiasm grew over the potential applications and benefits of AI. The result was positive overall market performance with gains particularly concentrated in a handful of mega cap companies in the information technology (IT), consumer discretionary and communication services sectors.

Market leadership began to broaden during the third quarter as better-than-expected corporate earnings and cooling inflation created a growing chorus for a soft landing for the economy. This helped provide a bid to smaller and more economically sensitive stocks on the hopes that the Fed would reach its rate hike zenith, or even reduce rates, before the end of the year. However, as the quarter wore on, stubborn inflationary data, continued economic resiliency and surging Treasury yields pushed out rate cut expectations further into the future.

In the fourth quarter, signs of cooling inflation, a slowing labor market and favorable Treasury auction volumes caused bond yields to plummet, providing a strong bid to equities across the market with growth resuming its leadership position. Those trends were solidified in December by the Fed indicating rate cuts were likely on the horizon in 2024. Positive momentum continued in the first quarter on rising hopes of a soft economic landing, robust corporate earnings and optimism over rate cuts later in the year.

Q. How did we respond to these changing market conditions?

A. The Fund outperformed in a period characterized by narrow market leadership centered in the Magnificent Seven (Alphabet, Amazon.com, Apple, Meta Platforms, Microsoft, Nvidia and Tesla), a group of mega cap growth stocks that dominate their markets and were supported by the likelihood of a soft landing, superior earnings results and enthusiasm over the adoption of generative artificial intelligence (AI). The Fund holds six of the seven stocks, with overweights to Meta Platforms and Amazon.com, both of which outperformed the benchmark during the period. Nvidia, with close to a market weight, and Microsoft also performed strongly.

ClearBridge ETFs 2024 Annual Report	1

Funds overview (cont’d)

In addition to positive management of our mega cap exposures, the Fund was supported by strong selection across the rest of our growth universe, notably in the IT and industrials sectors. Here we received solid contributions from semiconductor and software provider Broadcom, information security software maker CrowdStrike. Within industrials, rideshare operator Uber and electrical components maker Eaton were standouts.

The market rally enabled us to harvest profits across many of these larger cap holdings and put the proceeds to work across new positions. One focus of our efforts was emerging growth companies using innovation to disrupt the competition. New addition MongoDB, in the IT sector, offers a leading modern database platform that handles all data types and is geared toward modern Internet applications, which constitute the bulk of new workloads. Database is one of the largest and fastest growing software segments, and we believe it is in the early innings of the company’s ability to penetrate this market. ServiceNow is a leading provider of workflow automation software. We see the company as a key enabler of modernization and digital transformation, which is well positioned as enterprises look to converge on a single platform solution. Despite its sizable customer base, we believe ServiceNow still has substantial room to expand spending with existing customers, as most have not fully leveraged its full product suite.

We also focused our positioning efforts on risk management, adding exposure to stable growth companies and those undergoing changes that should improve their growth outlook. New purchase Cintas maintains a leading position in a fragmented, $40 billion market for uniform rental and facilities services. The company’s scale gives it better purchasing power, route density and technology, which have historically led to better price and service levels.

Investing in growth companies going through earnings resets has also proven effective. New additions Target and Union Pacific are the latest examples of businesses that have likely seen their profit forecasts bottom. Big box retailer Target provides early-cycle consumer exposure, but with support from cash flow and a dividend. Target reset earnings in August by lowering its full-year outlook to account for weak sales and one-time cost issues, leaving its shares trading at a historically wide discount to peers. We see the company as a turnaround story, with better-than-expected margin and inventory controls leading to improved comparisons. Union Pacific also falls in our cyclical bucket of companies working through short-term headwinds. The rail operator provides the added benefit of a low correlation to the rest of the portfolio. We have been researching rails for some time, waiting for earnings estimates to come down amidst a weakening macro backdrop. Union Pacific’s risk-reward is compelling if the turnaround being led by new CEO Jim Vena is successful.

Given our commitment to balance and active approach to portfolio construction, we remain opportunistic in seeking out good growth businesses that can improve the quality and growth profile of the portfolio while also managing risk. Preparing for a range of outcomes is our rationale for diversifying across the growth buckets. Beyond broader sector exposure, we want to own companies with different drivers that are able to perform in different kinds of markets.

Performance review

For the 12 month period ended March 31, 2024, ClearBridge All Cap Growth ESG ETF generated a +38.51% return on a net asset value (“NAV”)iii basis and +38.64% based on its market priceiv per share.

The performance table shows the Fund’s total return for the 12 months ended March 31, 2024, based on its NAV and market price as of March 31, 2024. The Fund’s broad-based market index, the Russell 3000® Growth Index, returned +37.95% over the same time frame.

Performance Snapshot as of March 31, 2024 (unaudited)
ClearBridge All Cap Growth ESG ETF:	6 months	12 months
$52.03 (NAV)	28.45%	38.51	%*†
$52.08 (Market Price)	28.36%	38.64	%*‡
Russell 3000® Growth Index	26.90%	37.95%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.franklintempleton.com.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the ETF. Market price returns shown are typically based upon the official closing price of the Fund’s shares. These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.franklintempleton.com.

As of the Fund’s current prospectus dated August 1, 2023, the gross total annual fund operating expense ratio for the Fund was 0.54%.

2	ClearBridge ETFs 2024 Annual Report

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, at market price, which typically is based upon the official closing price of the Fund’s shares.

Q. What were the leading contributors to performance?

A. Relative to the benchmark Russell 3000® Growth Index, overall stock selection contributed to performance. In particular, stock selection in the IT and industrials sectors and an underweight allocation to consumer staples contributed to returns.

In terms of individual Fund holdings, leading contributors to performance for the period included positions in Nvidia, Broadcom and Microsoft in the IT sector, Amazon.com in the consumer discretionary sector and Meta Platforms in the communication services sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark index, overall sector allocation had a negative impact. In particular, an overweight to the health care sector, an underweight to IT and stock selection in the health care, financials and consumer staples sectors detracted from performance.

In terms of individual Fund holdings, leading detractors from performance for the period included Wolfspeed in the IT sector, Estee Lauder in the consumer staples sector, Sea Limited in the communication services sector, Insulet in the health care sector and Nike in the consumer discretionary sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the course of the period, we established nine new positions: Intuit, ServiceNow and MongoDB in the IT sector, TJX and Starbucks in the consumer discretionary sector, Union Pacific and Cintas in the industrials sector, Target in the consumer staples sector and Pinterest in the communication services sector. We also closed 13 positions, the largest being Splunk, Western Digital and Unity Software in the IT sector as well as Match Group, Sea Limited and Warner Bros. Discovery in the communication services sector.

Looking for additional information?

The Fund’s daily NAV is available online at www.franklintempleton.com. The Fund is traded under the symbol “CACG” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in the ClearBridge All Cap Growth ESG ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter Bourbeau

Portfolio Manager

ClearBridge Investments, LLC

Evan Bauman

Portfolio Manager

ClearBridge Investments, LLC

Margaret Vitrano

Portfolio Manager

ClearBridge ETFs 2024 Annual Report	3

Funds overview (cont’d)

ClearBridge Investments, LLC

Aram E. Green

Portfolio Manager

ClearBridge Investments, LLC

April 19, 2024

RISKS: The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset.

Portfolio holdings and breakdowns are as of March 31, 2024, and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of March 31, 2024, were: Amazon.com Inc. (7.0%), NVIDIA (5.7%), Microsoft Corp. (5.4%), Meta Platforms Inc. (4.7%), Broadcom (4.0%) UnitedHealth Group Inc. (3.7%), Netflix inc. (3.0%), Vertex Pharmaceuticals Inc. (3.0%), Visa (2.9%) and CrowdStrike Holdings Inc. (2.5%). Please refer to pages 26 through 28 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of March 31, 2024, were IT (39.7%), health care (17.5%), consumer discretionary (11.4%), communication services (10.2%) and industrials (8.5%). The Fund’s composition may differ over time.

All investments involve risks, including possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Depository receipts are subject to international investment risk and potentially negative effects from currency exchange rates, foreign taxation and differences in auditing and other financial standards. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The managers’ environmental, social and governance (ESG) strategies may limit the types and number of investments available and, as a result, may forgo favorable market opportunities or underperform strategies that are not subject to such criteria. There is no guarantee that the strategy’s ESG directives will be successful or will result in better performance. These and other risks are discussed in the Fund’s prospectus.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500® Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

ii

The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with relatively lower price-to-book ratios and lower forecasted growth rates. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

iii	Net Asset Value (NAV) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

iv	Market price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The market price may differ from the Fund’s NAV.

4	ClearBridge ETFs 2024 Annual Report

ClearBridge Dividend Strategy ESG ETF

Q. What is the Fund’s investment strategy?

A. ClearBridge Dividend Strategy ESG ETF (the “Fund”) seeks dividend income, growth of dividend income and long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in dividend-paying stocks or other instruments with similar economic characteristics that offer the potential for income growth and capital appreciation over time and that meet its financial and environmental, social and governance (“ESG”) criteria. The Fund may also invest in companies that the subadviser believes are making substantial progress towards becoming a leader in ESG policies.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Equities delivered positive returns during the period, with the broad market S&P 500® Indexi advancing 29.88%. The strong performance of artificial intelligence (AI) beneficiaries, optimism over an economic soft landing and a dovish pivot by the Federal Reserve late in 2023 helped overcome persistent inflation, higher interest rates and fears of a recession.

With returns earlier in 2023 concentrated in a handful of mega cap companies in the information technology (IT), consumer discretionary and communication services sectors, market leadership began to broaden by the beginning of the third quarter of 2023 as better-than-expected corporate earnings and cooling inflation created a growing chorus for a soft landing for the economy (rather than a recession). Investor enthusiasm about the potential for AI led to outsize returns by the communication services (which gained 50.10%) and IT (46.02%) sectors, where companies with large digital ad businesses, hyperscale cloud providers and companies in the semiconductor value chain performed well. Growing optimism over an economic soft landing helped the financials and industrials sectors, which rose 33.55% and 26.43%, respectively. Defensive and rate-sensitive sectors such as utilities (0.42%), consumer staples (7.19%), real estate (10.32%) and health care (16.09%) trailed as expectations for rate cuts kept getting pushed out as economic growth remained steady and inflation data, while decreasing, stayed elevated.

Q. How did we respond to these changing market conditions?

A. We meaningfully increased our exposure to high-quality companies in the consumer staples, communication services and utilities sectors, while reducing exposure to higher-multiple stocks approaching what we would consider a fuller valuation or with deteriorating growth stories.

In consumer staples, we added to our existing positions in Nestle and Coca-Cola, and we initiated positions in over-the-counter health care staples companies Haleon and Kenvue. We purchased these staples at discounts to the broad market averages. High-quality consumer staples typically trade at a premium to the market given their stability, pricing power and attractive returns on investment. These securities offer attractive upfront yields and generate solid free cash flow, and we expect their relative valuations will ultimately return to trading at premiums to the market.

In communication services, we added significantly to Comcast and Walt Disney. Comcast and T-Mobile both benefit from recurring, predictable, subscription-based revenues and trade at low double-digit multiples of free cash flow. We added to Disney near the stock’s recent bottom, a level that embedded unrealistic pessimism. Disney’s low price imputed continued start-up losses in Disney+ in perpetuity, despite the company’s clear guidance that its direct-to-consumer business would reach profitability in the fourth quarter of fiscal 2024.

We also added a new position in T-Mobile in the communication services sector. Superior spectrum holdings enable T-Mobile to provide better wireless service at a meaningful and sustainable cost advantage. T-Mobile initiated a ~$750 million dividend in the fourth quarter of 2023, to be followed by $3 billion in dividends in 2024, with expected dividend growth of 10% annually. We expect margin expansion in the coming years to be driven by strong subscriber growth and the ability to offer customers higher-rate plans with more services. We also exited Verizon, preferring the relative risk/reward prospects of T-Mobile.

We increased our allocation to electric utilities by adding to Brookfield Renewable Partners LP and Sempra on weakness in the sector, and with the addition of DTE Energy. Electric utilities offer attractive upfront yields, in our view, trade at their lowest relative valuations in a decade and — as consensus finally seems to have noticed — should enjoy stronger growth in the years ahead due to the energy transition and data centers’ phenomenal growth.

ClearBridge ETFs 2024 Annual Report	5

Funds overview (cont’d)

We also exited Mastercard, in the financials sector. While Mastercard remains fundamentally strong, in our view, its valuation multiple has become extended, even by its own historical standards, and we see better relative opportunities elsewhere.

Performance review

For the 12-month period ended March 31, 2024, ClearBridge Dividend Strategy ESG ETF generated a +20.95% return on a net asset value (“NAV”)ii basis and +21.06% based on its market priceiii per share.

The performance table shows the Fund’s total return for the 12 months ended March 31, 2024, based on its NAV and market price as of March 31, 2024. The Fund’s broad-based market index, the S&P 500® Index, returned +29.88% over the same time frame.

Performance Snapshot as of March 31, 2024 (unaudited)
ClearBridge Dividend Strategy ESG ETF:	6 months	12 months
$47.20 (NAV)	17.80%	20.95	%*†
$47.25 (Market Price)	17.84%	21.06	%*‡
S&P 500® Index	23.48%	29.88%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.franklintempleton.com.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the ETF. Market price returns shown are typically based upon the official closing price of the Fund’s shares. These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.franklintempleton.com.

As of the Fund’s current prospectus dated August 1, 2023, as supplemented March 4, 2024, the gross total annual fund operating expense ratios for the Fund was 0.48%.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, at market price, which typically is based upon the official closing price of the Fund’s shares.

Q. What were the leading contributors to performance?

A. On an absolute basis, the financials, IT, materials and energy sectors made the most positive contributions. Relative to the benchmark, stock selection in the financials, materials and energy sectors contributed positively, while and underweight to the health care sector was also beneficial.

In terms of individual Fund holdings, leading contributors to performance for the period included Microsoft, Apollo Global Management, Broadcom, JPMorgan Chase and Vulcan Materials.

Q. What were the leading detractors from performance?

A. On an absolute basis, the utilities sector was the sole detractor. Relative to the benchmark, stock selection in the communication services, health care, IT, industrials, consumer discretionary and utilities sectors, underweights to the IT and communication services sectors and overweights to the utilities, materials, consumer staples, energy and real estate sectors were the main detractors.

6	ClearBridge ETFs 2024 Annual Report

In terms of individual Fund holdings, leading detractors from performance for the period included Brookfield Renewable Partners LP, Pfizer, United Parcel Service, Nestle and Starbucks.

Q. Were there any significant changes to the Fund during the reporting period?

A. Aside from portfolio activity discussed above, larger positions initiated over the period included Kinder Morgan and EQT in the energy sector, Public Storage in the real estate sector, Astrazeneca in the health care sector and Air Products and Chemicals in the materials sector. Positions sold included Chesapeake Energy in the energy sector and Pfizer in the health care sector.

Looking for additional information?

The Fund’s daily NAV is available online at www.franklintempleton.com. The Fund is traded under the symbol “YLDE” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in the ClearBridge Dividend Strategy ESG ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

John Baldi

Portfolio Manager

ClearBridge Investments, LLC

Michael Clarfeld, CFA

Portfolio Manager

ClearBridge Investments, LLC

Peter Vanderlee, CFA

Portfolio Manager

ClearBridge Investments, LLC

April 19, 2024

RISKS: The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of March 31, 2024, were financials (17.3%), IT (16.4%), consumer staples (10.9%), health care (10.3%) and materials (10.0%). The Fund’s composition may differ over time.

All investments involve risks, including possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Dividends may fluctuate and are not guaranteed, and a company may reduce or eliminate its dividend at any time. Depository receipts are subject to international investment risk and potentially negative effects from currency exchange rates, foreign taxation and differences in auditing and other financial standards. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The managers’ environmental, social and governance (ESG) strategies may limit the types and number of investments available and, as a result, may forgo favorable market opportunities or underperform strategies that are not subject to such criteria. There is no guarantee that the strategy’s ESG directives will be successful or will result in better performance. These and other risks are discussed in the Fund’s prospectus.

ClearBridge ETFs 2024 Annual Report	7

Funds overview (cont’d)

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The Standard & Poor’s® 500 Index (S&P 500®) is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

ii	Net Asset Value (NAV) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

iii	Market price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The market price may differ from the Fund’s NAV.

8	ClearBridge ETFs 2024 Annual Report

ClearBridge Large Cap Growth ESG ETF

Q. What is the Fund’s investment strategy?

A: ClearBridge Large Cap Growth ESG ETF (the “Fund”) seeks long-term capital appreciation through investing in large-capitalization companies with the potential for high future earnings growth. Under normal circumstances, the Fund seeks to meet its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other instruments with similar economic characteristics of U.S. companies with large market capitalizations that meet its financial and environmental, social and governance (ESG) criteria. eligible for investment in the Fund. Finally, we attempt to identify the best values available among the growth companies identified.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Equities delivered positive returns during the period, with the S&P 500® Index advancing 29.88%. The benchmark Russell 1000® Growth Indexi surged 39.00%, outperforming the Russell 1000® Value Indexii (+20.27%) by over 1,800 basis points. Resilient corporate earnings among mega cap growth stocks and investor enthusiasm about the potential for artificial intelligence (AI) led to outsized returns by the communication services (+59.7%), information technology (IT) (+48.86%), and consumer discretionary (+32.98%) sectors. A broadening of market leadership later in the period enabled cyclical sectors including materials (+38.54%) and financials (+30.99%) to also deliver strong performance. While the Federal Reserve appears done with its tightening cycle, the lagged effects of higher interest rates and a scaling back of calls for rate cuts until later in the year weighed on income-oriented sectors such as consumer staples (+12.46%) and real estate (+6.37%).

Initial signs of progress in the Federal Reserve’s efforts to tame generationally high inflation supported equities in the second quarter of 2023 as investors took cooling inflation to mean the Federal Reserve’s tightening cycle was nearing its conclusion. Simultaneously, enthusiasm grew over the potential applications and benefits of AI. The result was positive overall market performance with gains particularly concentrated in a handful of mega cap companies in the information technology (IT), consumer discretionary and communication services sectors. Market leadership began to broaden during the third quarter as better-than-expected corporate earnings and cooling inflation created a growing chorus for a soft landing for the economy. This helped provide a bid to smaller and more economically sensitive stocks on the hopes that the Fed would reach its rate hike zenith, or even reduce rates, before the end of the year. However, as the quarter wore on, stubborn inflationary data, continued economic resiliency and surging Treasury yields pushed out rate cut expectations further into the future.

In the fourth quarter, signs of cooling inflation, a slowing labor market and favorable Treasury auction volumes caused bond yields to plummet, providing a strong bid to equities across the market with growth resuming its leadership position. Those trends were solidified in December by the Fed indicating rate cuts were likely on the horizon in 2024. Positive momentum continued in the first quarter on rising hopes of a soft landing, robust corporate earnings and optimism over rate cuts later in the year.

Q. How did we respond to these changing market conditions?

A. We believe that we have carefully constructed the Fund to thrive during different stages of a market cycle, diversifying across three types of growth companies – stable, cyclical and select – that are driven more by their own execution than broad, macroeconomic forces. In addition, we believe our focus on companies that proactively integrate ESG considerations into their business models or demonstrate commitment to improve their practices, may promote consistent results. We are committed to participating in the most powerful secular growth trends our research efforts have identified. These include cloud computing/software-as-a-service, gaming, digital payments, electrification and expanding applications for AI.

In the first half of the reporting period, we implemented a “moving to the middle” approach to positioning, taking profits in medical devices and animal health, which included the sale of continuous glucose monitoring device maker DexCom, to trim our health care overweight and shift the proceeds into more attractive areas. Intuit, a maker of tax and small business accounting software, was added during this transition.

Given our view that the overall market looks expensive, mostly due to mega cap valuations, the low likelihood that technology can continue to deliver well above market returns and an expected slowdown in economic growth, risk management and a focus on early cyclicals has guided our recent positioning activity. We have been consistently trimming from the select bucket, including top holdings Nvidia and Meta Platforms, and redeploying into undervalued stable and cyclical names like Intercontinental Exchange, which operates securities exchanges, fixed income and data services as well as mortgage technology solutions.

ClearBridge ETFs 2024 Annual Report	9

Funds overview (cont’d)

Investing in growth companies going through earnings resets has proved effective during the latest reporting period. New additions Target and Union Pacific are the latest examples of businesses that have likely seen their profit forecasts bottom. Big box retailer Target provides early-cycle consumer exposure, but with support from cash flow and a dividend. Target reset earnings in August by lowering its full-year outlook to account for weak sales and one-time cost issues, leaving its shares trading at a historically wide discount to peers. We see the company as a turnaround story, with better-than-expected margin and inventory controls leading to improved comparisons. Union Pacific also falls in our cyclical bucket of companies working through short-term headwinds. The rail operator provides the added benefit of a low correlation to the rest of the portfolio. We have been researching rails for some time, waiting for earnings estimates to come down amidst a weakening macro backdrop. Union Pacific’s risk-reward is compelling to us if the turnaround being led by new CEO Jim Vena is successful.

Preparing for a range of outcomes is our rationale for diversifying across the growth buckets. Beyond broader sector exposure, we want to own companies with different drivers that are able to perform in different kinds of markets.

Performance review

For the 12 months ended March 31, 2024, ClearBridge Large Cap Growth ESG ETF generated a +41.17% return on a net asset value (“NAV”)iii basis and +40.86% based on its market priceiv per share.

The performance table shows the Fund’s total return for the 12 months ended March 31, 2024, based on its NAV and market price as of March 31, 2024. The Fund’s broad-based market index, the Russell 1000® Growth Index, returned +39.00% over the same time frame.

Performance Snapshot as of March 31, 2024 (unaudited)
ClearBridge Large Cap Growth ESG ETF:	6 months	12 months
$67.22 (NAV)	29.98%	41.17	%*†
$67.09 (Market Price)	29.56%	40.86	%*‡
Russell 1000® Growth Index	27.19%	39.00%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.franklintempleton.com.

Investors buy and sell shares of an ETF at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the ETF. Market price returns shown are typically based upon the official closing price of the Fund’s shares. These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.franklintempleton.com.

As of the Fund’s current prospectus dated August 1, 2023, as supplemented March 4, 2024, the gross total annual fund operating expense ratios for the Fund was 0.47%.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, at market price, which typically is based upon the official closing price of the Fund’s shares.

Q. What were the leading contributors to performance?

A. Relative to the benchmark, overall stock selection made a positive contribution to performance. In particular, stock selection in the IT, communication services and industrials sectors and underweight allocations to the consumer discretionary and consumer staples sectors were the primary contributors to performance.

In terms of individual Fund holdings, leading contributors to performance for the period included Nvidia and Microsoft in the IT sector, Meta Platforms and Netflix in the communication services sector and Amazon.com in the consumer discretionary sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, overall sector allocation had a negative impact on performance. In particular, an underweight allocation to IT, overweights to health care and financials as well as stock selection in the health care, financials, consumer staples and utilities sectors were the primary detractors from returns for the period.

10	ClearBridge ETFs 2024 Annual Report

In terms of individual Fund holdings, the leading detractors for the period were Estee Lauder in the consumer staples sector, Nike and Aptiv in the consumer discretionary sector, Sea Limited in the communication services sector and United Parcel Service in the industrials sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. Significant changes to the Fund’s portfolio during the period included the initiation of new positions in Intuit in the IT sector, Union Pacific in the industrials sector, Target in the consumer staples sector and Intercontinental Exchange in the financials sector. During the reporting period, we also closed positions in Splunk and Unity Software in the IT sector, DexCom in the health care sector and Sea Limited in the communication services sector.

Looking for additional information?

The Fund’s daily NAV is available online at www.franklintempleton.com. The Fund is traded under the symbol “LRGE” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

It is anticipated that Peter Bourbeau will step down as a member of the Fund’s portfolio management team on or about December 31, 2024. Effective December 31, 2024, Erica Furfaro will join the Fund’s portfolio management team.

Thank you for your investment in the ClearBridge Large Cap Growth ESG ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter Bourbeau

Portfolio Manager

ClearBridge Investments, LLC

Margaret Vitrano

Portfolio Manager

ClearBridge Investments, LLC

April 18, 2024

RISKS: The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset.

All investments involve risks, including possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Large-capitalization companies may fall out of favor with investors based on market and economic conditions. Depository receipts are subject to international investment risk and potentially negative effects from currency exchange rates, foreign taxation and differences in auditing and other financial standards. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The managers’ environmental, social and governance (ESG) strategies may limit the types and number of investments available and, as a result, may forgo favorable market opportunities or underperform strategies that are not subject to such criteria. There is no guarantee that the strategy’s ESG directives will be successful or will result in better performance. These and other risks are discussed in the Fund’s prospectus.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of March 31, 2024, were IT (33.5%), health care (13.9%), industrials (11.0%), consumer discretionary (9.7%) and financials (9.2%). The Fund’s composition may differ over time. The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

ClearBridge ETFs 2024 Annual Report	11

Funds overview (cont’d)

[i]

The Russell 1000® Growth Index is market capitalization weighted and measures the performance of those Russell 1000® Index companies with relatively higher price-to-book ratios and higher forecasted growth rates.

ii

The Russell 1000® Value Index is market capitalization weighted and measures the performance of those Russell 1000® Index companies with relatively lower price-to-book ratios and lower forecasted growth rates. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

iii	Net Asset Value (NAV) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

iv	Market price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The market price may differ from the Fund’s NAV.

12	ClearBridge ETFs 2024 Annual Report

Funds at a glance (unaudited)

ClearBridge All Cap Growth ESG ETF Investment Breakdown† (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of March 31, 2024 and March 31, 2023. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge ETFs 2024 Annual Report	13

Funds at a glance (unaudited) (cont’d)

ClearBridge Dividend Strategy ESG ETF Investment Breakdown† (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of March 31, 2024 and March 31, 2023. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

14	ClearBridge ETFs 2024 Annual Report

ClearBridge Large Cap Growth ESG ETF Investment Breakdown† (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of March 31, 2024 and March 31, 2023. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge ETFs 2024 Annual Report	15

Funds expenses (unaudited)

ClearBridge All Cap Growth ESG ETF

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on October 1, 2023 and held for the six months ended March 31, 2024.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
28.45%	$1,000.00	$1,284.50	0.54%	$3.08	5.00%	$1,000.00	$1,022.30	0.54%	$2.73

[1]	For the six months ended March 31, 2024.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratio are reorganization expenses described in Note 7 which are not annualized. Without these expenses, the expense ratio would have been 0.53% and the actual and hypothetical expenses paid during the period would have been $3.03 and $2.68, respectively.

[4]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

16	ClearBridge ETFs 2024 Annual Report

ClearBridge Dividend Strategy ESG ETF

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on October 1, 2023 and held for the six months ended March 31, 2024.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
17.80%	$1,000.00	$1,178.00	0.57%	$3.10	5.00%	$1,000.00	$1,022.15	0.57%	$2.88

[1]	For the six months ended March 31, 2024.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

ClearBridge ETFs 2024 Annual Report	17

Funds expenses (unaudited) (cont’d)

ClearBridge Large Cap Growth ESG ETF

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on October 1, 2023 and held for the six months ended March 31, 2024.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
29.98%	$1,000.00	$1,299.80	0.58%	$3.33	5.00%	$1,000.00	$1,022.10	0.58%	$2.93

[1]	For the six months ended March 31, 2024.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratio are reorganization expenses described in Note 7 which are not annualized. Without these expenses, the expense ratio would have been 0.57% and the actual and hypothetical expenses paid during the period would have been $3.28 and $2.88, respectively.

[4]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

18	ClearBridge ETFs 2024 Annual Report

Funds performance (unaudited)

ClearBridge All Cap Growth ESG ETF

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 3/31/24	38.51%
Five Years Ended 3/31/24	13.90
Inception date of 5/3/2017 through 3/31/24	13.32

Cumulative total returns
Inception date of 5/3/2017 through 3/31/24	137.22%

Market Price
Average annual total returns[2]
Twelve Months Ended 3/31/24	38.64%
Five Years Ended 3/31/24	13.91
Inception date of 5/3/2017 through 3/31/24	13.33

Cumulative total returns
Inception date of 5/3/2017 through 3/31/24	137.47%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and effective July 1, 2020, market price returns typically are based upon the official closing price of the Fund’s shares. Prior to July 1, 2020, market price returns generally were based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV was determined, which was typically 4:00 p.m. Eastern time (U.S.). Market price performance reported for periods prior to July 1, 2020 continue to reflect market prices calculated based upon the mid-point between the bid and ask on the Fund’s principal trading market typically as of 4:00 p.m. Eastern time (U.S.). These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

ClearBridge ETFs 2024 Annual Report	19

Funds performance (unaudited) (cont’d)

ClearBridge All Cap Growth ESG ETF

Historical performance

Value of $10,000 invested in

ClearBridge All Cap Growth ESG ETF vs. Russell 3000 Growth Index† — May 3, 2017 - March 31, 2024

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in ClearBridge All Cap Growth ESG ETF on May 3, 2017 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2024. The hypothetical illustration also assumes a $10,000 investment in the Russell 3000 Growth Index. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The Russell 3000 Growth Index (the “Index”) measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

20	ClearBridge ETFs 2024 Annual Report

Funds performance (unaudited)

ClearBridge Dividend Strategy ESG ETF

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 3/31/24	20.95%
Five Years Ended 3/31/24	11.95
Inception date of 5/22/2017 through 3/31/24	11.58

Cumulative total returns
Inception date of 5/22/2017 through 3/31/24	112.03%

Market Price
Average annual total returns[2]
Twelve Months Ended 3/31/24	21.06%
Five Years Ended 3/31/24	11.96
Inception date of 5/22/2017 through 3/31/24	11.59

Cumulative total returns
Inception date of 5/22/2017 through 3/31/24	112.18%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and effective July 1, 2020, market price returns typically are based upon the official closing price of the Fund’s shares. Prior to July 1, 2020, market price returns generally were based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV was determined, which was typically 4:00 p.m. Eastern time (U.S.). Market price performance reported for periods prior to July 1, 2020 continue to reflect market prices calculated based upon the mid-point between the bid and ask on the Fund’s principal trading market typically as of 4:00 p.m. Eastern time (U.S.). These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

ClearBridge ETFs 2024 Annual Report	21

Funds performance (unaudited) (cont’d)

ClearBridge Dividend Strategy ESG ETF

Historical performance

Value of $10,000 invested in

ClearBridge Dividend Strategy ESG ETF vs. S&P 500 Index† — May 22, 2017 - March 31, 2024

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in ClearBridge Dividend Strategy ESG ETF on May 22, 2017 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2024. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The S&P 500 Index (the “Index”) is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

22	ClearBridge ETFs 2024 Annual Report

Funds performance (unaudited)

ClearBridge Large Cap Growth ESG ETF

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 3/31/24	41.17%
Five Years Ended 3/31/24	16.11
Inception date of 5/22/2017 through 3/31/24	16.50

Cumulative total returns
Inception date of 5/22/2017 through 3/31/24	185.02%

Market Price
Average annual total returns[2]
Twelve Months Ended 3/31/24	40.86%
Five Years Ended 3/31/24	16.05
Inception date of 5/22/2017 through 3/31/24	16.47

Cumulative total returns
Inception date of 5/22/2017 through 3/31/24	184.47%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and effective July 1, 2020, market price returns typically are based upon the official closing price of the Fund’s shares. Prior to July 1, 2020, market price returns generally were based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV was determined, which was typically 4:00 p.m. Eastern time (U.S.). Market price performance reported for periods prior to July 1, 2020 continue to reflect market prices calculated based upon the mid-point between the bid and ask on the Fund’s principal trading market typically as of 4:00 p.m. Eastern time (U.S.). These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

ClearBridge ETFs 2024 Annual Report	23

Funds performance (unaudited) (cont’d)

ClearBridge Large Cap Growth ESG ETF

Historical performance

Value of $10,000 invested in

ClearBridge Large Cap Growth ESG ETF vs. Russell 1000 Growth Index† — May 22, 2017 - March 31, 2024

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in ClearBridge Large Cap Growth ESG ETF on May 22, 2017 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2024. The hypothetical illustration also assumes a $10,000 investment in the Russell 1000 Growth Index. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The Russell 1000 Growth Index (the “Index”) measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deductions for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

24	ClearBridge ETFs 2024 Annual Report

Schedules of investments

March 31, 2024

ClearBridge All Cap Growth ESG ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 99.3%
Communication Services — 10.2%
Diversified Telecommunication Services — 0.0%††
GCI Liberty Inc., Class A Shares (Escrow)	3,549	$18	(a)(b)
Entertainment — 3.4%
Liberty Media Corp.-Liberty Formula One, Class C Shares	6,179	405,342	*
Netflix Inc.	6,340	3,850,472	*
Total Entertainment		4,255,814
Interactive Media & Services — 5.5%
Meta Platforms Inc., Class A Shares	12,164	5,906,595
Pinterest Inc., Class A Shares	26,092	904,610	*
Total Interactive Media & Services		6,811,205
Media — 1.3%
Comcast Corp., Class A Shares	37,740	1,636,029
Total Communication Services		12,703,066
Consumer Discretionary — 11.4%
Automobile Components — 0.4%
Aptiv PLC	6,983	556,196	*
Automobiles — 0.3%
Tesla Inc.	2,196	386,035	*
Broadline Retail — 7.4%
Amazon.com Inc.	49,114	8,859,184	*
Etsy Inc.	5,967	410,052	*
Total Broadline Retail		9,269,236
Hotels, Restaurants & Leisure — 1.4%
Airbnb Inc., Class A Shares	6,344	1,046,506	*
Starbucks Corp.	8,180	747,570
Total Hotels, Restaurants & Leisure		1,794,076
Specialty Retail — 1.0%
TJX Cos. Inc.	11,665	1,183,064
Textiles, Apparel & Luxury Goods — 0.9%
NIKE Inc., Class B Shares	11,649	1,094,773
Total Consumer Discretionary		14,283,380
Consumer Staples — 3.4%
Beverages — 0.9%
Monster Beverage Corp.	19,574	1,160,347	*
Consumer Staples Distribution & Retail — 1.2%
Target Corp.	8,082	1,432,211
Personal Care Products — 1.3%
Estee Lauder Cos. Inc., Class A Shares	10,378	1,599,769
Total Consumer Staples		4,192,327
Financials — 5.7%
Capital Markets — 1.1%
S&P Global Inc.	3,212	1,366,545
Financial Services — 3.5%
PayPal Holdings Inc.	11,583	775,945	*
Visa Inc., Class A Shares	13,094	3,654,274
Total Financial Services		4,430,219
Insurance — 1.1%
Marsh & McLennan Cos. Inc.	6,619	1,363,382
Total Financials		7,160,146

See Notes to Financial Statements.

ClearBridge ETFs 2024 Annual Report	25

Schedules of investments (cont’d)

March 31, 2024

ClearBridge All Cap Growth ESG ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Health Care — 17.5%
Biotechnology — 5.6%
AbbVie Inc.	7,703	$1,402,716
Biogen Inc.	5,365	1,156,855	*
Ionis Pharmaceuticals Inc.	13,275	575,471	*
Vertex Pharmaceuticals Inc.	9,132	3,817,268	*
Total Biotechnology		6,952,310
Health Care Equipment & Supplies — 2.8%
Alcon Inc.	12,506	1,041,625
Insulet Corp.	2,183	374,166	*
Intuitive Surgical Inc.	3,115	1,243,165	*
Stryker Corp.	2,464	881,792
Total Health Care Equipment & Supplies		3,540,748
Health Care Providers & Services — 3.8%
UnitedHealth Group Inc.	9,458	4,678,873
Health Care Technology — 0.3%
Doximity Inc., Class A Shares	14,785	397,864	*
Life Sciences Tools & Services — 2.6%
Charles River Laboratories International Inc.	4,810	1,303,269	*
Thermo Fisher Scientific Inc.	3,317	1,927,874
Total Life Sciences Tools & Services		3,231,143
Pharmaceuticals — 2.4%
Eli Lilly & Co.	2,567	1,997,023
Zoetis Inc.	6,006	1,016,275
Total Pharmaceuticals		3,013,298
Total Health Care		21,814,236
Industrials — 8.4%
Air Freight & Logistics — 0.6%
United Parcel Service Inc., Class B Shares	5,034	748,203
Building Products — 1.0%
Johnson Controls International PLC	19,029	1,242,974
Commercial Services & Supplies — 0.9%
Cintas Corp.	1,700	1,167,951
Electrical Equipment — 1.7%
Eaton Corp. PLC	6,923	2,164,684
Ground Transportation — 2.6%
Uber Technologies Inc.	29,495	2,270,820	*
Union Pacific Corp.	3,959	973,637
Total Ground Transportation		3,244,457
Trading Companies & Distributors — 1.6%
W.W. Grainger Inc.	1,952	1,985,770
Total Industrials		10,554,039
Information Technology — 39.7%
Electronic Equipment, Instruments & Components — 1.6%
TE Connectivity Ltd.	13,621	1,978,314
IT Services — 2.2%
Accenture PLC, Class A Shares	3,535	1,225,266
MongoDB Inc.	1,634	586,018	*
Snowflake Inc., Class A Shares	5,598	904,637	*
Total IT Services		2,715,921

See Notes to Financial Statements.

26	ClearBridge ETFs 2024 Annual Report

ClearBridge All Cap Growth ESG ETF

(Percentages shown based on Fund net assets)

Security		Shares	Value
Semiconductors & Semiconductor Equipment — 11.4%
ASML Holding NV, Registered Shares		1,793	$1,740,053
Broadcom Inc.		3,804	5,041,860
NVIDIA Corp.		7,818	7,064,032
Wolfspeed Inc.		11,915	351,492	*
Total Semiconductors & Semiconductor Equipment			14,197,437
Software — 21.2%
Adobe Inc.		3,187	1,608,160	*
Atlassian Corp., Class A Shares		4,439	866,093	*
Autodesk Inc.		9,081	2,364,874	*
CrowdStrike Holdings Inc., Class A Shares		10,770	3,452,754	*
DocuSign Inc.		8,119	483,486	*
Dolby Laboratories Inc., Class A Shares		9,152	766,663
HubSpot Inc.		3,051	1,911,635	*
Intuit Inc.		2,124	1,380,600
Microsoft Corp.		15,920	6,697,862
Palo Alto Networks Inc.		8,270	2,349,755	*
Salesforce Inc.		6,887	2,074,227
ServiceNow Inc.		2,000	1,524,800	*
Workday Inc., Class A Shares		3,910	1,066,453	*
Total Software			26,547,362
Technology Hardware, Storage & Peripherals — 3.3%
Apple Inc.		19,165	3,286,414
Seagate Technology Holdings PLC		8,912	829,262
Total Technology Hardware, Storage & Peripherals			4,115,676
Total Information Technology			49,554,710
Materials — 1.9%
Chemicals — 1.0%
Sherwin-Williams Co.		3,671	1,275,048
Metals & Mining — 0.9%
Freeport-McMoRan Inc.		22,958	1,079,485
Total Materials			2,354,533
Real Estate — 1.1%
Specialized REITs — 1.1%
Equinix Inc.		1,688	1,393,157
Total Investments before Short-Term Investments (Cost — $86,875,168)			124,009,594

	Rate
Short-Term Investments — 0.7%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $864,207)	5.155%	864,207	864,207	(c)
Total Investments — 100.0% (Cost — $87,739,375)			124,873,801
Liabilities in Excess of Other Assets — (0.0)%††			(5,658)
Total Net Assets — 100.0%			$124,868,143

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	Security is fair valued in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Security is valued using significant unobservable inputs (Note 1).

(c)	Rate shown is one-day yield as of the end of the reporting period.

See Notes to Financial Statements.

ClearBridge ETFs 2024 Annual Report	27

Schedules of investments (cont’d)

March 31, 2024

ClearBridge Dividend Strategy ESG ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 97.6%
Communication Services — 6.7%
Entertainment — 1.3%
Walt Disney Co.	4,551	$556,860
Media — 3.2%
Comcast Corp., Class A Shares	33,366	1,446,416
Wireless Telecommunication Services — 2.2%
T-Mobile US Inc.	6,009	980,789
Total Communication Services		2,984,065
Consumer Discretionary — 3.7%
Automobiles — 0.8%
General Motors Co.	8,347	378,537
Hotels, Restaurants & Leisure — 1.2%
Starbucks Corp.	5,716	522,385
Specialty Retail — 1.7%
Home Depot Inc.	2,038	781,777
Total Consumer Discretionary		1,682,699
Consumer Staples — 10.9%
Beverages — 2.0%
Coca-Cola Co.	14,496	886,865
Food Products — 4.3%
Mondelez International Inc., Class A Shares	12,026	841,820
Nestle SA, ADR	10,337	1,097,790
Total Food Products		1,939,610
Household Products — 2.8%
Colgate-Palmolive Co.	5,584	502,839
Procter & Gamble Co.	4,656	755,436
Total Household Products		1,258,275
Personal Care Products — 1.8%
Haleon PLC, ADR	40,550	344,269
Kenvue Inc.	22,310	478,773
Total Personal Care Products		823,042
Total Consumer Staples		4,907,792
Energy — 6.4%
Oil, Gas & Consumable Fuels — 6.4%
EQT Corp.	12,080	447,806
Kinder Morgan Inc.	44,436	814,956
Williams Cos. Inc.	41,266	1,608,136
Total Energy		2,870,898
Financials — 17.3%
Banks — 4.2%
JPMorgan Chase & Co.	6,914	1,384,874
PNC Financial Services Group Inc.	3,154	509,687
Total Banks		1,894,561
Consumer Finance — 1.6%
Capital One Financial Corp.	4,641	690,999

See Notes to Financial Statements.

28	ClearBridge ETFs 2024 Annual Report

ClearBridge Dividend Strategy ESG ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Financial Services — 6.3%
Apollo Global Management Inc.	14,152	$1,591,392
Visa Inc., Class A Shares	4,463	1,245,534
Total Financial Services		2,836,926
Insurance — 5.2%
American International Group Inc.	5,772	451,197
MetLife Inc.	8,905	659,949
Travelers Cos. Inc.	5,283	1,215,830
Total Insurance		2,326,976
Total Financials		7,749,462
Health Care — 10.3%
Biotechnology — 1.0%
Gilead Sciences Inc.	6,093	446,312
Health Care Equipment & Supplies — 2.9%
Becton Dickinson & Co.	5,269	1,303,814
Health Care Providers & Services — 1.5%
UnitedHealth Group Inc.	1,353	669,329
Pharmaceuticals — 4.9%
AstraZeneca PLC, ADR	7,175	486,106
Johnson & Johnson	4,070	643,834
Merck & Co. Inc.	8,000	1,055,600
Total Pharmaceuticals		2,185,540
Total Health Care		4,604,995
Industrials — 6.1%
Air Freight & Logistics — 0.9%
United Parcel Service Inc., Class B Shares	2,910	432,513
Commercial Services & Supplies — 1.7%
Waste Management Inc.	3,519	750,075
Ground Transportation — 1.9%
Union Pacific Corp.	3,471	853,623
Industrial Conglomerates — 1.6%
Honeywell International Inc.	3,438	705,650
Total Industrials		2,741,861
Information Technology — 16.4%
Communications Equipment — 1.1%
Cisco Systems Inc.	9,938	496,006
Semiconductors & Semiconductor Equipment — 4.2%
Broadcom Inc.	781	1,035,145
Intel Corp.	12,981	573,371
Texas Instruments Inc.	1,635	284,833
Total Semiconductors & Semiconductor Equipment		1,893,349
Software — 9.4%
Microsoft Corp.	5,978	2,515,064
Oracle Corp.	7,086	890,073
SAP SE, ADR	4,040	787,921
Total Software		4,193,058

See Notes to Financial Statements.

ClearBridge ETFs 2024 Annual Report	29

Schedules of investments (cont’d)

March 31, 2024

ClearBridge Dividend Strategy ESG ETF

(Percentages shown based on Fund net assets)

Security		Shares	Value
Technology Hardware, Storage & Peripherals — 1.7%
Apple Inc.		4,540	$778,519
Total Information Technology			7,360,932
Materials — 10.0%
Chemicals — 5.3%
Air Products & Chemicals Inc.		1,850	448,199
Linde PLC		2,677	1,242,985
PPG Industries Inc.		4,719	683,783
Total Chemicals			2,374,967
Construction Materials — 2.5%
Vulcan Materials Co.		4,054	1,106,418
Metals & Mining — 2.2%
Freeport-McMoRan Inc.		9,634	452,990
Nucor Corp.		2,832	560,453
Total Metals & Mining			1,013,443
Total Materials			4,494,828
Real Estate — 4.8%
Residential REITs — 1.7%
AvalonBay Communities Inc.		4,142	768,590
Specialized REITs — 3.1%
American Tower Corp.		4,144	818,813
Public Storage		1,938	562,136
Total Specialized REITs			1,380,949
Total Real Estate			2,149,539
Utilities — 5.0%
Electric Utilities — 1.0%
Edison International		6,548	463,140
Multi-Utilities — 4.0%
DTE Energy Co.		3,990	447,439
Sempra		18,451	1,325,335
Total Multi-Utilities			1,772,774
Total Utilities			2,235,914
Total Common Stocks (Cost — $37,538,240)			43,782,985

		Shares/Units
Master Limited Partnerships — 1.5%
Independent Power and Renewable Electricity Producers — 1.5%
Brookfield Renewable Partners LP (Cost — $752,270)		28,200	655,086
Total Investments before Short-Term Investments (Cost — $38,290,510)			44,438,071

	Rate	Shares
Short-Term Investments — 0.8%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $348,913)	5.155%	348,913	348,913	(a)
Total Investments — 99.9% (Cost — $38,639,423)			44,786,984
Other Assets in Excess of Liabilities — 0.1%			56,435
Total Net Assets — 100.0%			$44,843,419

See Notes to Financial Statements.

30	ClearBridge ETFs 2024 Annual Report

ClearBridge Dividend Strategy ESG ETF

(a)	Rate shown is one-day yield as of the end of the reporting period.

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

See Notes to Financial Statements.

ClearBridge ETFs 2024 Annual Report	31

Schedules of investments (cont’d)

March 31, 2024

ClearBridge Large Cap Growth ESG ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 94.7%
Communication Services — 8.2%
Entertainment — 3.8%
Netflix Inc.	14,146	$8,591,290	*
Interactive Media & Services — 4.4%
Meta Platforms Inc., Class A Shares	20,380	9,896,121
Total Communication Services		18,487,411
Consumer Discretionary — 9.7%
Automobile Components — 0.6%
Aptiv PLC	18,177	1,447,798	*
Automobiles — 0.5%
Tesla Inc.	5,756	1,011,847	*
Broadline Retail — 7.5%
Amazon.com Inc.	93,151	16,802,577	*
Textiles, Apparel & Luxury Goods — 1.1%
NIKE Inc., Class B Shares	27,056	2,542,723
Total Consumer Discretionary		21,804,945
Consumer Staples — 4.8%
Beverages — 1.6%
Monster Beverage Corp.	58,803	3,485,842	*
Consumer Staples Distribution & Retail — 1.9%
Target Corp.	23,654	4,191,725
Personal Care Products — 1.3%
Estee Lauder Cos. Inc., Class A Shares	19,632	3,026,273
Total Consumer Staples		10,703,840
Financials — 9.2%
Capital Markets — 2.2%
Intercontinental Exchange Inc.	9,266	1,273,426
S&P Global Inc.	8,595	3,656,743
Total Capital Markets		4,930,169
Financial Services — 5.5%
PayPal Holdings Inc.	38,457	2,576,235	*
Visa Inc., Class A Shares	35,305	9,852,919
Total Financial Services		12,429,154
Insurance — 1.5%
Marsh & McLennan Cos. Inc.	16,526	3,404,025
Total Financials		20,763,348
Health Care — 13.9%
Health Care Equipment & Supplies — 5.2%
Alcon Inc.	39,542	3,293,454
Intuitive Surgical Inc.	11,179	4,461,427	*
Stryker Corp.	10,930	3,911,519
Total Health Care Equipment & Supplies		11,666,400
Health Care Providers & Services — 3.0%
UnitedHealth Group Inc.	13,580	6,718,026
Life Sciences Tools & Services — 2.6%
Thermo Fisher Scientific Inc.	9,895	5,751,073

See Notes to Financial Statements.

32	ClearBridge ETFs 2024 Annual Report

ClearBridge Large Cap Growth ESG ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Pharmaceuticals — 3.1%
Eli Lilly & Co.	5,089	$3,959,038
Zoetis Inc.	18,295	3,095,697
Total Pharmaceuticals		7,054,735
Total Health Care		31,190,234
Industrials — 10.9%
Air Freight & Logistics — 0.9%
United Parcel Service Inc., Class B Shares	13,600	2,021,368
Electrical Equipment — 2.3%
Eaton Corp. PLC	16,575	5,182,671
Ground Transportation — 3.6%
Uber Technologies Inc.	64,082	4,933,673	*
Union Pacific Corp.	12,884	3,168,562
Total Ground Transportation		8,102,235
Industrial Conglomerates — 1.5%
Honeywell International Inc.	17,010	3,491,303
Trading Companies & Distributors — 2.6%
W.W. Grainger Inc.	5,751	5,850,492
Total Industrials		24,648,069
Information Technology — 33.5%
Semiconductors & Semiconductor Equipment — 11.4%
ASML Holding NV, Registered Shares	4,576	4,440,871
Intel Corp.	53,154	2,347,812
NVIDIA Corp.	20,745	18,744,352
Total Semiconductors & Semiconductor Equipment		25,533,035
Software — 18.5%
Adobe Inc.	8,028	4,050,929	*
Atlassian Corp., Class A Shares	12,417	2,422,681	*
Intuit Inc.	4,876	3,169,400
Microsoft Corp.	43,408	18,262,614
Palo Alto Networks Inc.	16,325	4,638,422	*
Salesforce Inc.	17,358	5,227,882
Workday Inc., Class A Shares	14,379	3,921,872	*
Total Software		41,693,800
Technology Hardware, Storage & Peripherals — 3.6%
Apple Inc.	47,478	8,141,528
Total Information Technology		75,368,363
Materials — 1.9%
Chemicals — 1.9%
Sherwin-Williams Co.	12,591	4,373,232
Real Estate — 1.6%
Specialized REITs — 1.6%
Equinix Inc.	4,453	3,675,194
Utilities — 1.0%
Electric Utilities — 1.0%
NextEra Energy Inc.	33,424	2,136,128
Total Investments before Short-Term Investments (Cost — $171,579,528)		213,150,764

See Notes to Financial Statements.

ClearBridge ETFs 2024 Annual Report	33

Schedules of investments (cont’d)

March 31, 2024

ClearBridge Large Cap Growth ESG ETF

(Percentages shown based on Fund net assets)

Security	Rate	Shares	Value
Short-Term Investments — 4.8%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $10,882,282)	5.155%	10,882,282	$10,882,282	(a)
Total Investments — 99.5% (Cost — $182,461,810)			224,033,046
Other Assets in Excess of Liabilities — 0.5%			1,144,621
Total Net Assets — 100.0%			$225,177,667

*	Non-income producing security.

(a)	Rate shown is one-day yield as of the end of the reporting period.

See Notes to Financial Statements.

34	ClearBridge ETFs 2024 Annual Report

Statements of assets and liabilities

March 31, 2024

	ClearBridge All Cap Growth ESG ETF	ClearBridge Dividend Strategy ESG ETF	ClearBridge Large Cap Growth ESG ETF

Assets:
Investments, at value (Cost — $87,739,375, $38,639,423 and $182,461,810, respectively)	$124,873,801	$44,786,984	$224,033,046
Dividends receivable	60,319	73,994	107,085
Receivable for Fund shares sold	—	—	1,132,367
Prepaid expenses	—	—	7
Total Assets	124,934,120	44,860,978	225,272,505

Liabilities:
Investment management fee payable	55,905	17,559	84,766
Reorganization expenses payable	10,072	—	10,072
Total Liabilities	65,977	17,559	94,838
Total Net Assets	$124,868,143	$44,843,419	$225,177,667

Net Assets:
Par value (Note 5)	$24	$10	$34
Paid-in capital in excess of par value	93,214,687	40,051,346	195,031,889
Total distributable earnings (loss)	31,653,432	4,792,063	30,145,744
Total Net Assets	$124,868,143	$44,843,419	$225,177,667

Shares Outstanding	2,400,000	950,000	3,350,000

Net Asset Value	$52.03	$47.20	$67.22

See Notes to Financial Statements.

ClearBridge ETFs 2024 Annual Report	35

Statements of operations

For the Year Ended March 31, 2024

	ClearBridge All Cap Growth ESG ETF	ClearBridge Dividend Strategy ESG ETF	ClearBridge Large Cap Growth ESG ETF

Investment Income:
Dividends	$874,003	$827,935	$1,292,592
Less: Foreign taxes withheld	(2,433)	(8,894)	(5,097)
Total Investment Income	871,570	819,041	1,287,495

Expenses:
Investment management fee (Note 2)	574,686	193,695	943,030
Reorganization expenses	10,072	—	10,072
Total Expenses	584,758	193,695	953,102
Net Investment Income	286,812	625,346	334,393

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain (Loss) From Investment Transactions	1,528,184	287,769	(732,048)
Change in Net Unrealized Appreciation (Depreciation) From Investments	33,803,027	6,041,423	58,503,670
Net Gain on Investments	35,331,211	6,329,192	57,771,622
Increase in Net Assets From Operations	$35,618,023	$6,954,538	$58,106,015

See Notes to Financial Statements.

36	ClearBridge ETFs 2024 Annual Report

Statements of changes in net assets

ClearBridge All Cap Growth ESG ETF

For the Years Ended March 31,	2024	2023

Operations:
Net investment income	$286,812	$515,571
Net realized gain	1,528,184	11,581,591
Change in net unrealized appreciation (depreciation)	33,803,027	(38,108,844)
Increase (Decrease) in Net Assets From Operations	35,618,023	(26,011,682)

Distributions to Shareholders From (Note 1):
Total distributable earnings	(371,982)	(9,288,298)
Decrease in Net Assets From Distributions to Shareholders	(371,982)	(9,288,298)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (50,000 and 500,000 shares issued, respectively)	2,494,061	19,529,883
Cost of shares repurchased (400,000 and 2,050,000 shares repurchased, respectively)	(16,509,294)	(75,052,065)
Decrease in Net Assets From Fund Share Transactions	(14,015,233)	(55,522,182)
Increase (Decrease) in Net Assets	21,230,808	(90,822,162)

Net Assets:
Beginning of year	103,637,335	194,459,497
End of year	$124,868,143	$103,637,335

See Notes to Financial Statements.

ClearBridge ETFs 2024 Annual Report	37

Statements of changes in net assets (cont’d)

ClearBridge Dividend Strategy ESG ETF

For the Years Ended March 31,	2024	2023

Operations:
Net investment income	$625,346	$444,413
Net realized gain (loss)	287,769	(774,724)
Change in net unrealized appreciation (depreciation)	6,041,423	(507,097)
Increase (Decrease) in Net Assets From Operations	6,954,538	(837,408)

Distributions to Shareholders From (Note 1):
Total distributable earnings	(574,664)	(448,501)
Decrease in Net Assets From Distributions to Shareholders	(574,664)	(448,501)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (300,000 and 300,000 shares issued, respectively)	12,777,700	11,940,021
Cost of shares repurchased (100,000 and 50,000 shares repurchased, respectively)	(4,096,594)	(2,004,321)
Increase in Net Assets From Fund Share Transactions	8,681,106	9,935,700
Increase in Net Assets	15,060,980	8,649,791

Net Assets:
Beginning of year	29,782,439	21,132,648
End of year	$44,843,419	$29,782,439

See Notes to Financial Statements.

38	ClearBridge ETFs 2024 Annual Report

ClearBridge Large Cap Growth ESG ETF

For the Years Ended March 31,	2024	2023

Operations:
Net investment income	$334,393	$315,283
Net realized gain (loss)	(732,048)	4,234,323
Change in net unrealized appreciation (depreciation)	58,503,670	(29,683,797)
Increase (Decrease) in Net Assets From Operations	58,106,015	(25,134,191)

Distributions to Shareholders From (Note 1):
Total distributable earnings	(199,001)	(3,004,181)
Decrease in Net Assets From Distributions to Shareholders	(199,001)	(3,004,181)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (700,000 and 700,000 shares issued, respectively)	42,234,940	30,815,534
Cost of shares repurchased (100,000 and 2,100,000 shares repurchased, respectively)	(6,054,393)	(94,560,163)
Increase (Decrease) in Net Assets From Fund Share Transactions	36,180,547	(63,744,629)
Increase (Decrease) in Net Assets	94,087,561	(91,883,001)

Net Assets:
Beginning of year	131,090,106	222,973,107
End of year	$225,177,667	$131,090,106

See Notes to Financial Statements.

ClearBridge ETFs 2024 Annual Report	39

Financial highlights

ClearBridge All Cap Growth ESG ETF

For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
	2024[1]	2023[1]	2022[1,2]	2021[1,3]	2020[1,3]	2019[1,3]

Net asset value, beginning of year	$37.69	$45.22	$48.58	$39.47	$31.66	$31.39

Income (loss) from operations:
Net investment income	0.11	0.13	0.03	0.14	0.21	0.24
Net realized and unrealized gain (loss)	14.39	(5.25)	(1.91)	9.18	7.86	0.21
Total income (loss) from operations	14.50	(5.12)	(1.88)	9.32	8.07	0.45

Less distributions from:
Net investment income	(0.16)	(0.11)	(0.10)	(0.21)	(0.22)	(0.18)
Net realized gains	—	(2.30)	(1.38)	—	(0.04)	—
Total distributions	(0.16)	(2.41)	(1.48)	(0.21)	(0.26)	(0.18)

Net asset value, end of year	$52.03	$37.69	$45.22	$48.58	$39.47	$31.66
Total return, based on NAV[4]	38.51%	(10.51)%	(4.22)%	23.67%	25.60%	1.55%

Net assets, end of year (millions)	$125	$104	$194	$219	$182	$128

Ratios to average net assets:
Gross expenses	0.54%[5]	0.53%	0.53%[6]	0.53%	0.53%	0.53%
Net expenses	0.54 [5]	0.53	0.53 [6]	0.53	0.53	0.53
Net investment income	0.26	0.34	0.12 [6]	0.30	0.60	0.80

Portfolio turnover rate[7]	10%	16%	12%	15%	17%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 1, 2021 through March 31, 2022.

[3]	For the year ended September 30.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

Expense ratios are including reorganization expenses that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.53% and 0.53%, respectively, for the year ended March 31, 2024. Refer to Note 7 for further details on reorganization expenses.

[6]	Annualized.

[7]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

40	ClearBridge ETFs 2024 Annual Report

ClearBridge Dividend Strategy ESG ETF

For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
	2024[1]	2023[1]	2022[1,2]	2021[1,3]	2020[1,3]	2019[1,3]

Net asset value, beginning of year	$39.71	$42.27	$41.01	$34.97	$32.20	$28.46

Income (loss) from operations:
Net investment income	0.79	0.75	0.24	0.44	0.56	0.55
Net realized and unrealized gain (loss)	7.44	(2.60)	1.30	6.06	2.71	3.92
Total income (loss) from operations	8.23	(1.85)	1.54	6.50	3.27	4.47

Less distributions from:
Net investment income	(0.74)	(0.71)	(0.28)	(0.46)	(0.50)	(0.58)
Net realized gains	—	—	—	—	—	(0.15)
Total distributions	(0.74)	(0.71)	(0.28)	(0.46)	(0.50)	(0.73)

Net asset value, end of year	$47.20	$39.71	$42.27	$41.01	$34.97	$32.20
Total return, based on NAV[4]	20.95%	(4.27)%	3.75%	18.69%	10.43%	16.09%

Net assets, end of year (000s)	$44,843	$29,782	$21,133	$20,504	$12,241	$6,439

Ratios to average net assets:
Gross expenses	0.58%[5]	0.59%	0.59%[6]	0.59%	0.59%	0.59%
Net expenses	0.58 [5]	0.59	0.59 [6]	0.59	0.59	0.59
Net investment income	1.86	1.92	1.75 [6]	1.12	1.80	1.84

Portfolio turnover rate[7]	17%	18%	6%	9%	10%	12%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2021 through March 31, 2022.

[3]	For the year ended November 30.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

Effective March 1, 2024, the Fund’s management fee was reduced to 0.47%. Prior to March 1, 2024, the Fund paid a fee equal to an annual rate of 0.59% of the value of the average daily net assets of the Fund.

[6]	Annualized.

[7]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

ClearBridge ETFs 2024 Annual Report	41

Financial highlights (cont’d)

ClearBridge Large Cap Growth ESG ETF

For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
	2024[1]	2023[1]	2022[1,2]		2021[1,3]	2020[1,3]	2019[1,3]

Net asset value, beginning of year	$47.67	$53.73	$60.55		$48.84	$37.32	$32.09

Income (loss) from operations:
Net investment income	0.11	0.08	0.00	[4]	0.04	0.13	0.18
Net realized and unrealized gain (loss)	19.50	(5.32)	(6.09)		11.85	11.53	5.66
Total income (loss) from operations	19.61	(5.24)	(6.09)		11.89	11.66	5.84

Less distributions from:
Net investment income	(0.06)	(0.07)	(0.01)		(0.18)	(0.14)	(0.16)
Net realized gains	—	(0.75)	(0.72)		—	—	(0.45)
Total distributions	(0.06)	(0.82)	(0.73)		(0.18)	(0.14)	(0.61)

Net asset value, end of year	$67.22	$47.67	$53.73		$60.55	$48.84	$37.32
Total return, based on NAV[5]	41.17%	(9.48)%	(10.21)%		24.44%	31.35%	18.80%

Net assets, end of year (millions)	$225	$131	$223		$182	$125	$192

Ratios to average net assets:
Gross expenses	0.58%[6,7]	0.59%	0.59%[8]		0.59%	0.59%	0.59%
Net expenses	0.58 [6,7]	0.59	0.59	[8]	0.59	0.59	0.59
Net investment income	0.20	0.19	0.02	[8]	0.07	0.34	0.53

Portfolio turnover rate[9]	12%	17%	9%		18%	21%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2021 through March 31, 2022.

[3]	For the year ended November 30.

[4]	Amount represents less than $0.005 or greater than $(0.005) per share.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

Expense ratios are including reorganization expenses that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.57% and 0.57%, respectively, for the year ended March 31, 2024. Refer to Note 7 for further details on reorganization expenses.

[7]

Effective March 1, 2024, the Fund’s management fee was reduced to 0.47%. Prior to March 1, 2024, the Fund paid a fee equal to an annual rate of 0.59% of the value of the average daily net assets of the Fund.

[8]	Annualized.

[9]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

42	ClearBridge ETFs 2024 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge All Cap Growth ESG ETF (“All Cap Growth ESG ETF”), ClearBridge Dividend Strategy ESG ETF (“Dividend Strategy ESG ETF”) and ClearBridge Large Cap Growth ESG ETF (“Large Cap Growth ESG ETF”) (the “Funds”) are separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Funds are actively managed exchange-traded funds (“ETFs”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Funds may be directly purchased from and redeemed by the Funds at NAV solely by certain large institutional investors who have entered into agreements with the Funds’ distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Funds are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Funds are listed and traded at market prices on NASDAQ. The market price for a Fund’s shares may be different from a Fund’s NAV. The Funds issue and redeem shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Funds at NAV. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). Except when aggregated in Creation Units, shares of the Funds are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Funds at NAV.

The Funds follow the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Funds hold securities or other assets that are denominated in a foreign currency, the Funds will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds value these securities as determined in accordance with procedures approved by the Funds’ Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Funds’ manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Funds’ manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies, and reporting to the Funds’ manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from

ClearBridge ETFs 2024 Annual Report	43

Notes to financial statements (cont’d)

financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value:

All Cap Growth ESG ETF

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs ( Level 3)	Total
Long-Term Investments†:
Common Stocks:
Communication Services	$12,703,048	—	$18	$12,703,066
Other Common Stocks	111,306,528	—	—	111,306,528
Total Long-Term Investments	124,009,576	—	18	124,009,594
Short-Term Investments†	864,207	—	—	864,207
Total Investments	$124,873,783	—	$18	$124,873,801

†	See Schedule of Investments for additional detailed categorizations.

Dividend Strategy ESG ETF

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks	$43,782,985	—	—	$43,782,985
Master Limited Partnerships	655,086	—	—	655,086
Total Long-Term Investments	44,438,071	—	—	44,438,071
Short-Term Investments†	348,913	—	—	348,913
Total Investments	$44,786,984	—	—	$44,786,984

†	See Schedule of Investments for additional detailed categorizations.

44	ClearBridge ETFs 2024 Annual Report

Large Cap Growth ESG ETF

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$213,150,764	—	—	$213,150,764
Short-Term Investments†	10,882,282	—	—	10,882,282
Total Investments	$224,033,046	—	—	$224,033,046

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Funds’ investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Funds is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Funds’ records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. All Cap Growth ESG ETF and Large Cap Growth ESG ETF distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. For Dividend Strategy ESG ETF, distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

ClearBridge ETFs 2024 Annual Report	45

Notes to financial statements (cont’d)

(g) Federal and other taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2024, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
All Cap Growth ESG ETF(a)	$(4,238,375)	$4,238,375
Dividend Strategy ESG ETF(a)	(456,753)	456,753
Large Cap Growth ESG ETF(a)	(1,705,502)	1,705,502

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.

2. Investment management agreement and other transactions with affiliates

Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC (“LMPFA”) prior to November 30, 2023) is each Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is each Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of each Fund’s cash and short-term instruments allocated to it. FTFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

FTFA provides administrative and certain oversight services to the Funds. FTFA delegates to the subadviser the day-to-day portfolio management of the Funds. Each Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to FTFA under the investment management agreement.

Under the investment management agreement and subject to the general supervision of the Funds’ Board of Trustees, FTFA as to each Fund provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure.

Each Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets. For the period April 1, 2023 to February 29, 2024, Dividend Strategy ESG ETF and Large Cap Growth ESG ETF paid an investment management fee of 0.59%. Effective March 1, 2024, the investment management fees are as follows:

Annualized Fee Rate
All Cap Growth ESG ETF	0.53%
Dividend Strategy ESG ETF	0.47%
Large Cap Growth ESG ETF	0.47%

As compensation for its subadvisory services, FTFA as to each Fund pays ClearBridge a fee monthly, at an annual rate equal to 70% of the management fee paid by the Fund to FTFA, net of (i) all fees and expenses incurred by FTFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. FTFA as to each Fund pays Western Asset monthly a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

Franklin Distributors, LLC (“Franklin Distributors”) serves as the distributor of Creation Units for the Funds on an agency basis. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

46	ClearBridge ETFs 2024 Annual Report

The Funds’ Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, each Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Funds, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended March 31, 2024, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

	Purchases	Sales
All Cap Growth ESG ETF	$13,361,738	$10,466,603
Dividend Strategy ESG ETF	6,854,219	5,734,254
Large Cap Growth ESG ETF	18,667,406	23,534,815

During the year ended March 31, 2024, in-kind transactions (Note 5) were as follows:

	Contributions	Redemptions	Realized gain (loss)*
All Cap Growth ESG ETF	$2,477,145	$16,230,516	$4,401,329
Dividend Strategy ESG ETF	12,526,303	3,962,199	504,500
Large Cap Growth ESG ETF	37,611,993	5,888,701	1,786,487

*	Net realized gains on redemptions in-kind are not taxable to the remaining shareholders of the Fund.

The in-kind contributions and in-kind redemptions shown in this table may not agree with the Funds’ Share Transactions on the Statements of Changes in Net Assets. This table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transactions.

At March 31, 2024, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	All Cap Growth ESG ETF
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$88,873,694	$43,284,874	$(7,284,767)	$36,000,107

	Dividend Strategy ESG ETF
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$38,736,603	$6,804,857	$(754,476)	$6,050,381

	Large Cap Growth ESG ETF
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$183,419,569	$49,041,351	$(8,427,874)	$40,613,477

4. Derivative instruments and hedging activities

During the year ended March 31, 2024, the Funds did not invest in derivative instruments.

5. Fund share transactions

At March 31, 2024, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each Fund’s shares are issued and redeemed by the Funds only in Creation Units or Creation Unit aggregations, where 50,000 shares of each Fund constitute a Creation Unit. Such transactions are generally on an in-kind basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of each Fund on the transaction date. Transactions in capital shares of the Funds are disclosed in detail in the Statements of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Such transactions fees are

ClearBridge ETFs 2024 Annual Report	47

Notes to financial statements (cont’d)

treated as increases in capital and are disclosed in the Funds’ Statements of Changes in Net Assets. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended March 31, 2024 was as follows:

	All Cap Growth ESG ETF	Dividend Strategy ESG ETF	Large Cap Growth ESG ETF
Distributions paid from:
Ordinary income	$371,982	$574,664	$199,001

The tax character of distributions paid during the fiscal period ended March 31, 2023 was as follows:

	All Cap Growth ESG ETF	Dividend Strategy ESG ETF	Large Cap Growth ESG ETF
Distributions paid from:
Ordinary income	$1,362,342	$448,501	$256,626
Net long-term capital gains	7,925,956	—	2,747,555
Total distributions paid	$9,288,298	$448,501	$3,004,181

As of March 31, 2024, the components of distributable earnings (loss) on a tax basis were as follows:

	All Cap Growth ESG ETF	Dividend Strategy ESG ETF	Large Cap Growth ESG ETF
Undistributed ordinary income — net	$58,855	$20,980	$216,530
Deferred capital losses*	(4,405,530)	(1,279,265)	(10,684,263)
Unrealized appreciation (depreciation)(a)	36,000,107	6,050,348	40,613,477
Total distributable earnings (loss) — net	$31,653,432	$4,792,063	$30,145,744

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

7. Reorganization

On February 29, 2024, the Board of Trustees of the Trust approved the reorganization of the ClearBridge All Cap Growth ESG ETF (the “All Cap Fund”) with and into the ClearBridge Large Cap Growth ESG ETF (the “Large Cap Fund”) each a series of the Trust. Upon completion of the reorganization on or about June 14, 2024, the net assets in the All Cap Fund will be transferred into the Large Cap Fund.

The estimated cost of the reorganization is $149,000 of which the Large Cap Fund and the All Cap Fund each will pay 25% and the investment manager will pay 50%. For the year ended March 31, 2024, a portion of the funds’ reorganization expenses were incurred and are included in the Statement of Operations.

48	ClearBridge ETFs 2024 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason ETF Investment Trust and Shareholders of ClearBridge All Cap Growth ESG ETF, ClearBridge Dividend Strategy ESG ETF and ClearBridge Large Cap Growth ESG ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ClearBridge All Cap Growth ESG ETF, ClearBridge Dividend Strategy ESG ETF and ClearBridge Large Cap Growth ESG ETF (three of the funds constituting Legg Mason ETF Investment Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations for the year ended March 31, 2024, the statements of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2024 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

San Francisco, California

May 22, 2024

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

ClearBridge ETFs 2024 Annual Report	49

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge ETFs (the “Funds”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is One Franklin Parkway, San Mateo, California 94403-1906.

Information pertaining to the Trustees and officers of the Funds is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Funds at

1-877-721-1926.

Independent Trustees†

Rohit Bhagat

Year of birth	1964
Position(s) with Trust	Lead Independent Trustee
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Managing Member, Mukt Capital, LLC (private investment firm) (2014-present); and formerly, Chairman, Asia Pacific, BlackRock (investment management) (2009-2012); Global Chief Operating Officer, Barclays Global Investors (investment management) (2005-2009); and Senior Partner, The Boston Consulting Group (management consulting) (1992-2005)
Number of funds in fund complex overseen by Trustee	60
Other Directorships held by Trustee during the past five years	AssetMark Financial Holdings, Inc. (investment solutions) (2018-present) and PhonePe (payment and financial services) (2020-present); Meesho (eCommerce) (2023-present); and formerly, Axis Bank (financial) (2013-2021), FlipKart Limited (eCommerce company) (2019-2020), CapFloat Financial Services Pvt., Ltd. (non-banking finance company) (2018) and Zentific Investment Management (hedge fund) (2015-2018); Advisor, Optimal Asset Management (investment technology and advisory services company) (2015-2018); Chief Executive Officer and Director, FinTech Evolution Acquisition (February 2021-March 2023)

Deborah D. McWhinney

Year of birth	1955

Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Director of various companies; and formerly, Board Member, Lloyds Banking Group (2015-2018) (financial institution) and Fresenius Medical Group (2016-2018) (healthcare); Chief Executive Officer (2013-2014) and Chief Operating Officer (2011-2013), CitiGroup Global Enterprise Payments (financial services); and President, Citi’s Personal Banking and Wealth Management (2009-2011)
Number of funds in fund complex overseen by Trustee	60
Other Directorships held by Trustee during the past five years	IHS Markit (information services) (2015-present), Borg Warner (automotive) (2018-present), LegalShield (consumer services) (2020-present); and formerly, IHS Markit (information services) (2015-2022), Fluor Corporation (construction and engineering) (2014-2020) and Focus Financial Partner, LLC (financial services) (2018-2020)

Anantha K. Pradeep

Year of birth	1963

Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Chief Executive Officer, Smilable, Inc. (technology company) (2014-present); Chief Executive Officer, MachineVantage (technology company) (2018-present); Founder and Managing Partner, Consult Meridian, LLC (consulting company) (2009-present); and formerly, Founder, BoardVantage (board portal solutions provider delivering paperless process for boards and leadership) (2000-2002)
Number of funds in fund complex overseen by Trustee	60
Other Directorships held by Trustee during the past five years	None

50	ClearBridge ETFs

Interested Trustee and Officer

Jennifer M. Johnson[3]

Year of birth	1964
Position(s) with Trust	Trustee and Chairperson of the Board
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005)
Number of funds in fund complex overseen by Trustee	70
Other Directorships held by Trustee during the past five years	None

Additional Officers

Fred Jensen Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1963
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Director - Global Compliance of Franklin Templeton; Managing Director of Legg Mason & Co.; Director of Compliance, Legg Mason Office of the Chief Compliance Officer; Chief Compliance Officer, Franklin Advisory Services, LLC; Compliance Officer, Franklin Advisers, Inc.; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation; Chief Compliance Officer, Legg Mason Private Portfolio; Chief Compliance Officer to The Reserves Funds (investment adviser, funds and broker-dealer) and Ambac Financial Group (investment adviser, funds and broker-dealer)

Harris Goldblat Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1969
Position(s) with Trust	Vice President and Secretary
Term of office[1] and length of time served[2]	Since June 2023
Principal occupation(s) during the past five years	Associate General Counsel, Franklin Templeton; officer of certain funds in the Franklin Templeton fund complex; formerly, Managing Director and Associate General Counsel for Legg Mason & Co.

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Vice President – AML Compliance
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

ClearBridge ETFs	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Christopher Kings Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1974
Position(s) with Trust	Chief Executive Officer - Finance and Administration
Term of office[1] and length of time served[2]	Since January 2024
Principal occupation(s) during the past five years	Senior Vice President, Franklin Templeton Services, LLC; and officer of certain funds in the Franklin Templeton fund complex

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Vice President and Assistant Secretary
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel to Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

David Mann Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1973
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since 2023
Principal occupation(s) during the past five years	Head of Global ETF Product and Capital Markets, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

Todd Mathias Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906
Year of birth	1983
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since 2023
Principal occupation(s) during the past five years	Head of US ETF Product Strategy, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

Patrick O’Connor Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1967
Position(s) with Trust	President and Chief Executive Officer – Investment Management
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	President and Chief Investment Officer, Franklin Advisory Services, LLC; Senior Vice President, Franklin Advisers, Inc.; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

Vivek Pai Franklin Templeton 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

Year of birth	1970
Position(s) with Trust	Treasurer, Chief Financial Officer and Chief Accounting Officer
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Treasurer, U.S. Fund Administration & Reporting and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

52	ClearBridge ETFs

FTFA, referenced above, was formerly known as LMPFA prior to November 30, 2023.

†	Trustees who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Johnson is an “interested person” of the Funds, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.

ClearBridge ETFs	53

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Funds is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Funds hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended March 31, 2024:

	Pursuant to:	All Cap Growth ESG ETF	Dividend Strategy ESG ETF	Large Cap Growth ESG ETF
Income Eligible for Dividends Received Deduction (DRD)	§854(b)(1)(A)	$610,756	$659,338	$928,217
Qualified Dividend Income Earned (QDI)	§854(b)(1)(B)	$758,087	$705,639	$1,020,101
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$28,095	$28,546	$57,025
Qualified Business Income Dividends Earned	§199A	$26,729	$42,819	$49,771

54	ClearBridge ETFs

ClearBridge ETFs

Trustees

Rohit Bhagat

Deborah D. McWhinney

Anantha K. Pradeep

Jennifer M. Johnson

Chair

Investment manager

Franklin Templeton Fund Adviser, LLC*

Subadviser

ClearBridge Investments, LLC

Custodian

The Bank of New York Mellon

*	Formerly known as Legg Mason Partners Fund Advisor, LLC.

Transfer agent

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent registered public accounting firm

PricewaterhouseCoopers LLP

San Francisco, CA

ClearBridge ETFs

ClearBridge All Cap Growth ESG ETF

ClearBridge Dividend Strategy ESG ETF

ClearBridge Large Cap Growth ESG ETF

The Funds are separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

ClearBridge ETFs

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Funds at 1-877-721-1926.

Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Funds at 1-877-721-1926, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge All Cap Growth ESG ETF, ClearBridge Dividend Strategy ESG ETF and ClearBridge Large Cap Growth ESG ETF. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus.

Investors should consider each Fund’s investment objectives, risks, charges and expenses carefully before investing. Each prospectus contains this and other important information about the Funds. Please read the prospectuses carefully before investing.

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

CBETF A 5/24

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Rohit Bhagat and Deborah D. McWhinney possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Bhagat and Ms. McWhinney as its Audit Committee’s financial experts. Mr. Bhagat and Ms. McWhinney are “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2022 and March 31, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $146,240 in March 31, 2023 and $150,630 in March 31, 2024.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in March 31, 2023 and $0 in March 31, 2024.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $82,000 in March 31, 2023 and $82,000 in March 31, 2024. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason ETF Investment Trust, were $0 in the previous fiscal year and $0 in March 31, 2024.

All Other Fees. There were no other non-audit services rendered by the Auditor to Franklin Templeton Fund Advisors, LLC (“FTFA”), Formerly known as Legg Mason Partners Fund Advisor, LLC(“FTFA”), and any entity controlling, controlled by or under common control with FTFA that provided ongoing services to Legg Mason ETF Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by FTFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Investment Trust, FTFA and any entity controlling, controlled by, or under common control with FTFA that provides ongoing services to Legg Mason ETF Investment Trust during the reporting period were $785,604 in the previous fiscal year and $0 in March 31, 2024.

(h) Yes. Legg Mason ETF Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Rohit Bhagat

Deborah D. McWhinney

Anantha K. Pradeep

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 31a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 31a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 31a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 13.	Recovery of Erroneously Awarded Compensation.

(a) N/A

(b) N/A

ITEM 14.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(a)(2)(1) There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2) There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Christopher King
Christopher Kings
Chief Executive Officer

Date:	May 29, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher King
Christopher Kings
Chief Executive Officer

Date:	May 29, 2024

By:	/s/ Vivek Pai
Vivek Pai
Principal Financial Officer

Date:	May 29, 2024